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                            THE VANTAGEPOINT FUNDS
                                ( THE "FUNDS")
                      SUPPLEMENT DATED NOVEMBER 1, 2001
                            TO THE PROSPECTUS AND
                 STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                  DATED MAY 1, 2001 AS REVISED JUNE 15, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND SAI.

VANTAGEPOINT U.S. TREASURY SECURITIES FUND

CHANGE OF NAME AND INVESTMENT POLICIES

The Prospectus and Statement of Additional Information are hereby amended to reflect the following changes, which will be in effect on December 3, 2001.

        At a Board of Directors meeting held on August 8, 2001, the Directors of the Funds approved certain changes to the investment policies of the U.S. Treasury Securities Fund (the "Fund"). In conjunction with these changes the Directors also approved a name change for the Fund to the US Government Securities Fund. Therefore all references in the prospectus and the SAI to the U.S. Treasury Securities Fund should be considered and read as the US Government Securities Fund.

        The following disclosure replaces the disclosure relating to the Fund on page 2 of the prospectus:

US GOVERNMENT SECURITIES FUND

Investment Objective - To offer current income.

Principal Investment Strategies - Strategies pursued by the Fund's subadviser include:

               - investing at least 80% of the Fund's net assets in U.S. Treasury, U.S. Government agency and U.S. Government agency sponsored securities

               - investing up to 60% of the Fund's net assets in U.S. Government agency mortgage pass-through securities.

               - investing in a diversified bond portfolio with an intermediate maturity focus

Principal Risks - The Fund is primarily subject to interest rate risk (defined under "Risks of Investing in the Funds"). The US Government Securities Fund will experience the volatility of an intermediate-term bond portfolio. The portion of the Fund's assets invested in mortgage pass-

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through securities will expose the Fund to pre-payment risk, which is the risk that, in an environment of falling interest rates, mortgages will be paid early. This may require the Fund to invest the proceeds of such repayments in lower-yielding instruments.

Performance Information - Is currently not being amended, though the Fund going forward will use the Lehman Intermediate Government Bond Index as its performance benchmark. The Lehman Intermediate Government Index will better reflect the Fund's increased exposure to intermediate term U.S. Government agency and U.S. Government agency sponsored securities.



The following disclosure replaces the disclosure relating to the Fund on page 21 of the prospectus:

US GOVERNMENT SECURITIES FUND

General Description and Goals - The US Government Securities Fund seeks to provide current income and appreciation consistent with the preservation of principal by investing primarily in Government debt and mortgage-backed securities. Investments will be combined to provide an intermediate-term maturity exposure.

Investment Strategy - The US Government Securities Fund invests at least 80% of its net assets in U.S. Treasury and U.S. Government agency and U.S. Government sponsored agency securities. The Fund may invest up to 60% of its assets in U.S. Government agency mortgage pass-through securities. The Fund may also invest in U.S. Treasury bond and note financial futures contracts to adjust duration exposure. The combination of fixed-income securities and futures maintains average maturity exposure comparable to that of a fully invested intermediate-term portfolio.

Investment Risks - The Fund is subject to interest rate risk, prepayment risk and spread risk (See "Risks of Investing in the Funds" ). The Fund should experience the volatility characteristics of an intermediate-term duration bond fund.

Investment Subadviser - Seix Investment Advisors, Inc. ("Seix") Woodcliff, New Jersey, seeks to offer more return than is available in a passively managed intermediate-term government index fund by investing in U.S. Government debt and mortgage-backed securities that offer value relative to other fixed income alternatives. John Talty, along with Christine Seix, has served as portfolio manager of the Fund since its inception. He began his investment career in 1981 and Ms. Seix founded the firm in 1991.

Page 3 of the Statement of Additional Information is revised to reflect the change in the Fund's performance benchmark to the Lehman Intermediate Government Index. The following is being added under " Comparative Indexes"


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The Lehman Intermediate Government Bond Index, an unmanaged index that tracks the performance of intermediate U.S. government securities.


Page 10 of the Statement of Additional Information is amended to reflect the following information:

At a meeting held on August 8, 2001, the Board of Directors of the Funds also revised the compensation to be received by the subadviser to the US Government Securities Fund, Seix Investment Advisers. The following represents the new fee schedule adopted by the Board of Directors:

   Seix Investment Advisors, Inc.  Assets under $150 million       0.10 percent
                                   Assets equal to or greater than 0.08 percent
                                   $150 million
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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE




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